Stifel Nicolaus Bank Conference November 2, 2011 Exhibit 99.2

New York Community Bancorp ranks among the top 25
bank holding companies in the United States.
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial.
(a) SNL Financial
(b) Bloomberg
Assets
Deposits
Multi
-Family Loans
Market Capitalization
Total Return on Investment
With assets of $42.0 billion at 9/30/11, we are currently the 21st largest bank holding company in the nation.
(a)
With deposits of $22.8 billion at 9/30/11 and
275 branches
in Metro New York, New Jersey, Ohio, Florida, and Arizona, we
currently rank 23rd among the nation’s largest depositories.
(a)
With a portfolio of $17.3 billion at the end of September, we are a leading producer of multi -family loans in New York (a)
City.
With a market cap of $5.2 billion at 9/30/11, we rank 16th among the nation’s publicly traded banks and thrifts.
(a)
From 11/23/93 through 9/30/11, we provided our investors with a total return on investment of
2,513%.
(b)
New York Community Bancorp, Inc. Page 2

New York Community Bancorp, Inc.
Multi-family lending and mortgage banking are two
of the five key components of our business model.
.
Growth through
Acquisitions
Multi-Family Lending
Strong Credit Standards/
Superior Asset Quality
Residential Mortgage
Banking
Efficient Operation
We completed ten acquisitions from 2000 to 2010, including seven
“traditional” merger transactions, two FDIC-assisted transactions, and the purchase of a branch network.
Multi-family loans represented $17.3 billion, or 68.7%, of total loans held for investment at September 30, 2011. The average multi-family loan had a principal balance of $4.1 million, and the portfolio had an expected weighted average life of 3.4 years at that date.
The quality of our assets has long been a Company hallmark. Net charge-offs represented 0.04% of average loans in the third quarter of
2011 and 0.27% of average loans in the first nine months of this year.
Since acquiring our residential mortgage banking platform in
December 2009 in connection with our AmTrust Bank acquisition, we have aggregated $15.2 billion of one- to- four family loans for sale and generated mortgage banking income of $252.0 million.
Our efficiency ratio has consistently ranked in the top 1% of all banks and thrifts and was 41.50% in the third quarter of 2011.

New York Community Bancorp, Inc. Page 4
We are a leading producer of multi-family loans on rent-
regulated buildings in New York City.
.
(a)
Source:  NYC Rent Guidelines Board 2011 Housing Supply Report
• Rental housing units comprise approximately 67.2% of available housing stock in New York City.
(a)
• Of the City’s 2,144,452 rental housing units, 1,063,147 (49.6%) are subject to rent regulation.
(a)
• Since 1993, we have originated more than $34.9 billion of multi-family loans, including $7.7 billion combined in 2008,
2009, and 2010, when many lenders chose to leave the market, and $4.2 billion in the first nine months of this year.
• At September 30, 2011, $13.4 billion, or 77.4%, of our multi-family loans were secured by buildings in New York City.
• Consistency: In the past 40 years, we have been the only lender to consistently provide funds to finance New York
City’s multi-family buildings.
• Longevity: We have established long-term relationships with our borrowers and the mortgage brokers who bring us our loans.
• Execution: As specialists in this lending niche, we have established a reputation for speedy and consistent execution.
• Flexibility: Because we originate multi-family loans for investment only, we have greater flexibility in negotiating terms than those competitors who produce such loans for sale.
• Board Involvement: The Directors who serve on our Mortgage and Real Estate Committee are real estate developers, property managers, appraisers, and retired loan officers with multiple decades of experience in, and exceptional knowledge of, our multi-family niche.
• Capacity: We are larger than most of our competitors, which enables us to compete for larger loans.
Our Market:
Our Market Share:
Our Competitive Advantages:

- Community bank [illegible] mortgage companies and mortgage brokers [illegible]

- Approximately [illegible] our proprietary [illegible] web-accessible mortgage banking platform [illegible] for sale.
- We are the nation's [illegible] largest aggregator of [illegible] mortgage loans.
- We are the nation's [illegible] largest producer of conventional loans.
- We are the nation's [illegible] largest producer of loans overall.

- Security: [illegible]
- Risk Mitigation: [illegible]
- Efficiency: [illegible] enables our clients to compete [illegible] with the nation's largest mortgage lenders.
- Scope: [illegible]

New York Community Bancorp, Inc. Page 5
Our mortgage banking platform is a leading aggregator of
agency-conforming one-to-four family residential loans.
• Community banks, credit unions, mortgage companies, and mortgage brokers throughout the U.S.
• Approximately 1,000 clients utilize our proprietary real-time web-accessible mortgage banking platform to originate one-to-four family loans for sale.
• We are the nation’s 14th largest aggregator of residential mortgage loans.
• We are the nation’s 18th largest producer of conventional loans.
• We are the nation’s 24th largest producer of loans overall.
• Security, Consistency, and Transparency: Our proprietary business-to-business platform securely controls the lending process in a consistent and transparent manner.
•
Risk Mitigation:
By using our platform, our clients are able to control the origination and sale of loans while, at the same time, mitigating their exposure to interest rate and regulatory compliance risk.
•
Efficiency: Our platform enables our clients to compete cost-effectively with the nation’s largest mortgage lenders.
•
Scope:
Loans can be originated/purchased in all 50 states.
Our Market:
Our Market Share:
Our Competitive Advantages:

New York Community Bancorp, Inc. Page 6
The growth of our multi-family loan portfolio and our residential mortgage banking business may be driven by a variety of factors.
Multi-Family
Loans
for
Investment
• Continued disruption in the securitization markets will likely result in more business.
• Our long-standing commitment to this niche is likely to appeal to borrowers concerned about the inconsistency of smaller lenders that have moved in and out of the market.
• The low interest rate environment will likely encourage sales transactions.
• The resolution of problem loans that adversely impacted property values will enable more borrowers to justify refinancing their loans as property values stabilize.
One-
to
-Four Family
Loans for Sale
• Deconsolidation of the mortgage banking industry will likely create more lending opportunities.
• Our mortgage banking platform is ready-made to address our clients’
growing need to ensure regulatory compliance.
• Expansion of eligibility rules for HARP refinance programs would likely increase loan demand.
• Our platform is well-equipped to facilitate the expansion of our product line.

11/2/2011
For More Information
Log onto our web site:
ir.myNYCB.com
Check out our full
-length 3Q
2011 investor presentation:
Log on to our web site and click on “Investor
Presentations” under “Strategies and Results.”
E-mail requests to:
ir@myNYCB.com
Call Investor Relations at:
(516) 683
-
4420
Write to:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
New York Community Bancorp, Inc.

Forward-looking Statements and Associated Risk
Factors
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words
“anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,” “may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. These factors include, but are not limited to: general economic conditions, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets and real estate markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalty income, and other future cash flows, or the market value of our assets, including our investment securities; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings or in our ability to access the capital markets; changes in our customer base or in the financial or operating performances of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or securities portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the ability to successfully integrate any assets,  liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames;  our use of derivatives to mitigate our interest rate exposure; our ability to retain key members of management; our timely development of new lines of business and competitive products  or services in a changing environment, and the acceptance of such products or services by our customers; any breach in performance by the Community Bank under our loss sharing agreements with the FDIC; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in   customer
service due to circumstances beyond our control; potential exposure to unknown or contingent liabilities of companies we have acquired or target for acquisition; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, whether currently existing or commencing in the future; changes in our estimates of future reserves based upon the periodic review thereof under  relevant regulatory and accounting requirements; changes in our capital management policies, including those regarding business combinations, dividends, and share repurchases, among others; changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and other changes pertaining to banking, securities, taxation, rent regulation and housing, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; additional FDIC special assessments or required assessment prepayments; changes in accounting principles, policies, practices, or guidelines; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent; the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Department of the Treasury and the Board of Governors  of the
Federal Reserve System; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended December 31, 2010, including the section entitled “Risk Factors,” and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that we routinely evaluate opportunities to expand through acquisition and frequently conduct due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control.
Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
New York Community Bancorp, Inc. Page 8
or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.